UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2024

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On September 30, 2024, Trimble Inc. (“Trimble”) reconvened its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). As previously disclosed, Trimble originally convened its 2024 Annual Meeting on May 30, 2024 and immediately adjourned the meeting to August 14, 2024, and then on August 14, 2024, immediately adjourned the meeting to September 30, 2024.
At the meeting on September 30, 2024, stockholders voted on the following proposals and cast their votes as described below.
Proposal 1: The following directors were elected to serve for the ensuing year and until their successors are elected:

	For	Withheld	Broker Non-Vote
James C. Dalton	201,500,763	12,599,727	13,560,945
Borje Ekholm	202,071,904	12,028,586	13,560,945
Kaigham (Ken) Gabriel	207,262,937	6,837,553	13,560,945
Meaghan Lloyd	181,666,530	32,433,960	13,560,945
Ronald S. Nersesian	212,035,638	2,064,852	13,560,945
Robert G. Painter	211,601,478	2,499,012	13,560,945
Mark S. Peek	168,697,515	45,402,975	13,560,945
Kara Sprague	213,760,441	340,049	13,560,945
Thomas Sweet	207,273,155	6,827,335	13,560,945
Johan Wibergh	207,094,257	7,006,233	13,560,945
Proposal 2: The advisory vote on approving executive compensation (“Say on Pay”) was approved.

For	Against	Abstain	Broker Non-Vote
198,812,122	15,143,063	145,305	13,560,945
Proposal 3: The appointment of Ernst & Young, LLP as the independent registered public accounting firm of the Company for the current fiscal year, ending January 3, 2025, was ratified.

For	Against	Abstain
182,396,180	36,961,992	8,303,263
Proposal 4: The amendment to the 2002 Stock Plan to increase by 10,000,000 the number of shares of Common Stock available for the grant of options and awards and to make certain other changes was approved.

For	Against	Abstain	Broker Non-Vote
203,296,729	10,645,645	158,116	13,560,945

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: October 1, 2024	By:	/s/ JENNIFER A. ALLISON
Jennifer A. Allison
General Counsel and Secretary